UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________________

FORM 8-K/A
(Amendment No. 1)
 _______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   December 29, 2017

OrangeHook, Inc.
(Exact name of Registrant as Specified in its Charter)

Florida	000-54249	27-1230588
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification Number)

319 Barry Avenue South #300
Wayzata, Minnesota 55391
 (Address of Principal Executive Offices including Zip Code)

(442) 500-4665
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.  Entry into a Material Definitive Agreement

Lender Agreement
Effective December 30, 2017, OrangeHook, Inc., a Florida corporation ("OrangeHook" or the "Company") entered into an Agreement for Assignment of Contract Proceeds (the "Lender Agreement") with AIE Unlimited Corp., a Nevada corporation ("AIE"), with respect to future contractual payments from a business partner. In return for assignment of the rights to receive payment, AIE agreed to loan $1,500,000 to OrangeHook in support of the Company's working capital needs.

Under the terms of the Lender Agreement, OrangeHook is to pay AIE periodic monthly amounts ("Monthly Payment(s)") representing twelve and one-half percent (12-1/2%) of payments due from OrangeHook's provision of technology and services to one of its business partners, beginning within fifteen (15) days after  the end of the fourth month and continuing through the 60th month of the Lender Agreement. The Monthly Payments are further subject to a minimum amount of $35,692 per month ("Minimum Monthly Payment") and a maximum amount of $82,692 per month ("Maximum Monthly Payment"). In the event of a late payment, which is subject to a cure period of thirty (30) days, default interest will accrue at a rate of 15% per annum. The Agreement grants AIE a security interest in the applicable contract and the proceeds and products thereof and calls for AIE to rank on a pari passu basis with the Company's other senior indebtedness.

In addition, at any time during the term of the Agreement, AIE may, at its sole discretion, convert remaining future Minimum Monthly Payments to OrangeHook common stock at a conversion price of $10 per share. In the event of a conversion, the amount of remaining Maximum Monthly Payments cannot exceed $47,000.  The parties anticipate the loan to fund in the near future.

SAFE Agreements
On December 29, 2017, the Company entered into Simple Agreements for Future Equity (the "SAFE Agreements") with Weintraub Capital Management, L.P., The Stadlin Trust dated 5/25/01 and Matthew Hayden, respectively (collectively, the "Investors"). The Company received aggregate proceeds of $950,000 under the SAFE Agreements. The terms of the SAFE Agreements provide that the Company will issue equity to the Investors in its next equity financing that meets certain conditions described in the SAFE Agreements. The Investors' price per share will equal the price per share of common stock sold in the equity financing, less a 20% discount for early placement; provided, further, that the maximum per share price from which the discount may be calculated is $5.00. In the event the SAFE Agreements extend beyond March 31, 2018, the Company will provide each Investor with penalty warrants equal to 2.0% for every month thereafter beginning on April 1, 2018, and exercisable at the Safe Price. The Company and the Investors made customary representations and warranties in the SAFE Agreements. The foregoing summary of the SAFE Agreements is qualified in its entirety by reference to the form of the SAFE Agreements, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.
Private Investment in Public Equity (PIPE) Offering
The Company intends to convert the SAFE Agreements into shares of the Company's previously announced common stock in a PIPE offering (the "PIPE Offering"), which the Company expects will close, possibly in multiple closings, during the first quarter of 2018. The Company anticipates that it will offer up to 2,000,000 shares of its common stock (collectively, the "Shares") at an anticipated offering price of $5.00 per share in the PIPE Offering for aggregate gross proceeds of up to $10 million.  The Company reserves the right to increase the number of shares sold in the offering to 2,400,000 in its sole discretion. The Company expects that the purchase agreement for the PIPE Offering will contain customary representations and warranties and covenants for a transaction of this type, including an agreement to file a registration statement with the Securities and Exchange Commission (the "Commission") covering resale of the Shares.
The proceeds, if any, from the PIPE Offering will be used to fund the Company's continued implementation of its growth strategy, to repay and service current debt obligations, to satisfy outstanding accounts payable and for general working capital purposes going forward.
The Company cannot guarantee that the PIPE Offering will be completed on the terms described herein, or if the PIPE Offering will close at all.

Item 3.02.  Unregistered Sales of Equity Securities.

The pertinent information set forth under Item 1.01 is incorporated herein by reference.
The entry into the SAFE Agreements and the offer and sale of the Shares in the PIPE Offering constitute private placements under Section 4(a)(2) of the Securities Act of 1933, as amended, in accordance with Regulation D promulgated thereunder.  The SAFE Agreements and the Shares offered and sold pursuant to the PIPE Offering have not been, and will not at the time of the closing of the PIPE Offering be, registered under the Securities Act of 1933, as amended (the "Securities Act"), or state securities laws and may not be offered or sold in the United States absent registration with the Commission or an applicable exemption from such registration requirements. As described under Item 1.01 above, the Company has agreed to file a registration statement with the Commission covering the resale of the Shares.
This notice is neither an offer to sell nor the solicitation of an offer to buy the Shares or any other securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which, or to any person to whom, such an offer, solicitation or sale is unlawful.
This notice is being made pursuant to and is intended to comply with Rule 135(c) under the Securities Act.
Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith.
Exhibit No.	Description

10.1	Form of Simple Agreement for Future Equity, dated December 29, 2017, between the Company and Investors.

Cautionary Statements
Certain statements found in this Current Report on Form 8-K may constitute forward-looking statements as defined in the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements reflect the Company's current views with respect to future events and financial performance and include any statement that does not directly relate to a current or historical fact. Forward-looking statements can generally be identified by the words "believe," "expect," "anticipate" or "intend" or similar words. Forward-looking statements made in this release include statements regarding the proposed terms of the PIPE Offering, the number of shares to be sold in the proposed PIPE Offering and the expected timing of the closing or closings of the proposed PIPE Offering. Forward-looking statements cannot be guaranteed and actual results may vary materially due to the uncertainties and risks, known and unknown, associated with such statements. Examples of risks and uncertainties for the Company include, but are not limited to, the Company's ability to successfully execute its growth strategy, as well as other factors described from time to time in our reports to the Commission. Investors should not consider any list of such factors to be an exhaustive statement of all of the risks, uncertainties or potentially inaccurate assumptions investors should take into account when making investment decisions. Shareholders and other readers should not place undue reliance on "forward-looking statements," as such statements speak only as of the date of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORANGEHOOK, INC.

Dated:   January 5, 2018
By:  /s/   James L. Mandel
               James L. Mandel
               President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description

10.1	Form of Simple Agreements for Future Equity, dated December 29, 2017, between the Company and each of the Investors.